Accrued Expenses and Other Current Liabilities - Schedule of Accrued Expenses and Other Current Liabilities (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2018 CNY (¥)	Dec. 31, 2018 USD ($)	Dec. 31, 2017 CNY (¥)	Dec. 31, 2016 CNY (¥)	Dec. 31, 2015 CNY (¥)
Payables And Accruals [Abstract]
Accrued payroll and welfare	¥ 83,925		¥ 30,207
Product warranty	55,599		8,431	¥ 4,870	¥ 4,275
Deferred revenue	41,863		17,876
Accrued expenses	6,107		3,943
Other tax payable	4,727		6,569
Accrued professional fee	3,945		13,268
Other current liabilities	17,809		13,504
Total	¥ 213,975	$ 31,121	¥ 93,798